UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2007

__________________

Commission File Number 0-9972

HOOPER HOLMES, INC.
(Exact name of registrant as specified in its charter)

New York	22-1659359
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, NJ	07920
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2007, Hooper Holmes, Inc. (the “Company”) issued a press release announcing its operating results and financial condition for the quarter ended March 31, 2007. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1

Item 8.01. Other Events.

On May 10, 2007, the Company conducted a conference call during which the Company’s Chief Executive Officer and Chief Financial Officer discussed the Company’s results of operations for the quarter ended March 31, 2007 and the Company’s financial condition as of that date. A copy of the transcript of the call is attached to this current report on Form 8-K as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.  Description

99.1	Press release, dated May 9, 2007, regarding the Company’s results of operations for the quarter ended March 31, 2007 and financial condition as of such date

99.2	Transcript of the conference call, held on May 10, 2007, covering the Company’s results of operations for the quarter ended March 31, 2007 and financial condition as of such date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

    Date: May 15, 2007                 By:  /s/ Michael J. Shea
Michael J. Shea
Senior Vice President and
Chief Financial Officer